AUGUST 8, 2019

SUPPLEMENT TO THE FOLLOWING PROSPECTUSES:

HARTFORD SCHRODERS TAX-AWARE BOND ETF

SUMMARY PROSPECTUS DATED NOVEMBER 28, 2018,

AS SUPPLEMENTED MARCH 1, 2019

AND

HARTFORD EXCHANGE-TRADED FUNDS PROSPECTUS

DATED NOVEMBER 28, 2018,

AS SUPPLEMENTED MARCH 1, 2019

This Supplement contains new and additional information regarding Hartford Schroders Tax-Aware Bond ETF and should be read in connection with your Summary Prospectus and Statutory Prospectus.

At a meeting held on August 6-7, 2019, the Board of Trustees of Hartford Funds Exchange-Traded Trust approved the addition of Schroder Investment Management North America Ltd. (“SIMNA Ltd.”), which is based in London, as a secondary sub-adviser to the Hartford Schroders Tax-Aware Bond ETF (the “Fund”) effective immediately. Schroder Investment Management North America Inc. (“SIMNA, Inc.” and, together with SIMNA Ltd., “Schroders”), which is based in New York City, presently serves as a sub-adviser to the Fund. The addition of SIMNA Ltd. is intended to make Schroders’ London-based investment professionals available to the Fund.

The Fund will bear no additional fees or expenses as a result of the addition of SIMNA Ltd. as a secondary sub-adviser. The addition of SIMNA Ltd. will not result in any changes to the Fund’s principal investment strategy or any changes the Schroders’ portfolio managers who are primarily and jointly responsible for the day-to-day management of the Fund’s investment portfolio.

This Supplement should be retained with your Summary Prospectus and Statutory Prospectus for future reference.

HV-7501ETF	August 2019